                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                            FPA Select Drawdown Fund, L.P.

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            FPA Select Fund, a series of
                                                 FPA Hawkeye  Fund,LLC

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            FPA  Value  Partners  Fund, a
                                                 series of FPA Hawkeye Fund, LLC

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            FPA Global Opportunity Fund, a
                                                 series of FPA Hawkeye Fund

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            FPA Hawkeye Fund, a series of
                                                 FPA Hawkeye Fund, LLC

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            FPA Hawkeye-7  Fund, a series
                                                 of FPA  Hawkeye Fund, LLC

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            J. Richard Atwood

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            Steven T. Romick

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            Brian A. Selmo

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17

Name:                                            Mark Landecker

Address:                                         11601 Wilshire Blvd.
                                                 Suite 1200
                                                 Los Angeles, CA 90025

Date of Event Requiring Statement:               02/09/17